                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Charles G. Carson, III
                                            --------------------------
                                            Charles G. Carson, III

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ John J. Connelly
                                            -------------------------
                                            John J. Connelly

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Roy G. Dorrance
                                            -------------------------
                                            Roy G. Dorrance

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Albert E. Ferrara, Jr.
                                            -------------------------
                                            Albert E. Ferrara, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2001.




                                            /s/ James D. Garraux
                                            -------------------------
                                            James D. Garraux

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2001.




                                            /s/ Charles C. Gedeon
                                            -------------------------
                                            Charles C. Gedeon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Gretchen R. Haggerty
                                            -------------------------
                                            Gretchen R. Haggerty

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Bruce A. Haines
                                            -------------------------
                                            Bruce A. Haines

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2001.




                                            /s/ Robert M. Hernandez
                                            -------------------------
                                            Robert M. Hernandez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2001.




                                            /s/ J. Paul Kadlic
                                            -------------------------
                                            J. Paul Kadlic

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Kenneth L. Matheny
                                            -------------------------
                                            Kenneth L. Matheny

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Dan D. Sandman
                                            -------------------------
                                            Dan D. Sandman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Terrence D. Straub
                                            -------------------------
                                            Terrence D. Straub

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 2001.




                                            /s/ Stephan K. Todd
                                            -------------------------
                                            Stephan K. Todd

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Larry G. Schultz, and Gretchen R. Haggerty, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, anticipating the conversion of United States Steel LLC into United States Steel Corporation and registering United States Steel Corporation common stock to be issued pursuant to employee benefit plans and dividend reinvestment/direct stock purchase plans as may be required and/or contemplated in connection with the Separation (as defined in the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001), and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (for adoption by United States Steel LLC), on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel LLC to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2001.




                                            /s/ Thomas J. Usher
                                            -------------------------
                                            Thomas J. Usher